INVESTMENT COMMUNITY MEETING

Michael T. Dan
Chairman, President and CEO

Robert T. Ritter
Chief Financial Officer

December 7, 1999

FORWARD-LOOKING STATEMENTS

This presentation contains both historical and forward-looking information. Statements regarding expected performance and progress, shareholder value, financial performance, including profit and earnings growth, earnings per share, EBITDA, margins, revenues, profitability, return on capital and creation of economic value, prospects to grow the Company, investment grade ratings, new products and services, customer retention, cash flow and availability, the turnaround at BAX Global, investment in the Company's services businesses, allocation of resources, dividends, disposition of the Company's coal mining operations and reserves, management and funding of the coal legacy costs and future cash costs involve forward-looking information which is subject to known and unknown risks, uncertainties and contingencies, which could cause actual results, performance or achievements to differ materially from those which are anticipated. Such risks, uncertainties and contingencies, many of which are beyond the control of The Pittston Company, include, but are not limited to, overall domestic and international economic and business conditions, currency exchange rates, the domestic and international demand for the Company's services, pricing and other competitive factors in the industry, government regulations and/or legislative initiatives, required permits and approvals, judicial decisions, customer service, inflation rates, interest rates, variations in costs or expenses, fuel prices, delays or problems in the implementation of Year 2000 initiatives by the Company and/or any public or private sector supplier, service provider or customer, contractual disputes, the ultimate outcome of efforts to sell certain assets, the cost of providing certain welfare benefits to eligible employees, retirees, and their dependents, reclamation cost, and other coal legacy costs.

OVERVIEW

- New Pittston strategy
- Overview of strategic businesses
- 2000 Objectives

NEW PITTSTON STRATEGY OBJECTIVES

- Maximize shareholder value
- Focus on growing service businesses
  - Brink's, Incorporated
  - Brink's Home Security
  - BAX Global
- Deliver double digit earnings growth
- Grow EVA

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IMMEDIATE ACTIONS
TO ACCOMPLISH OBJECTIVES

- Exit Coal business
- Contain "legacy" costs
  - Establish VEBA
- Simplify capital structure

NEW PITTSTON

- Global business and security services company
  - Brink's, Incorporated
  - Brink's Home Security
  - BAX Global
- Strong market positions in growth industries
- High quality service provider to large customer base
- EVA driving management decisions

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PITTSTON REVENUES
Twelve months ending 9/30/99

Actual

[GRAPH]


      BAX	       	Brink's		       BHS		      	Minerals

    1,963	          1,360	       	224			           413

Total $ 4.0 billion


Pro Forma Without Minerals

[GRAPH]

     BAX        	Brink's        	BHS

   1,963	          1,360		       224

Total $ 3.6 billion

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PITTSTON REVENUE GROWTH
Pro Forma Without Minerals

[GRAPH]


($ millions)

               1996	     	1997	      	1998	      	1999E
Brink's			      754		      922	      1,248		      1,356
BHS				         156	 	     179		       203	      	  229
BAX		  	      1,485	     1,662	      1,777	      	2,020

Compound Annual Growth Rate 15%

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PITTSTON OPERATING PROFIT GROWTH
Pro Forma Without Minerals
(before corp. expense and special charges)

[GRAPH]


($ millions)

           			1996		    1997		      1998		      1999E
Brink's			      57		      82		        98		        101
BHS				         45		      53		        53		         53
BAX			          65		      63		        35		         58

Compound Annual Growth Rate 8%

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BRINK'S, INCORPORATED
OVERVIEW

- World's premier security company
- The largest provider of cash management and transportation services
- Strong global brand
- Geographic strength and diversity
- Premium price for premium services
- $1.4 billion annual revenue
- Consistent positive EVA

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BRINK'S, INCORPORATED
FACTORS DRIVING GROWTH

- Growing market
  - Worldwide ATM proliferation
  - Cash management outsourcing
  - Value added data management
  - CompuSafe services
- Broadest service offerings
- Risk management expertise

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BRINK'S HOME SECURITY
OVERVIEW

- A leading residential security provider
- 650,000 subscribers/$17 million MRR
- Strong brand
- $225 million annual revenue
- Loyal subscriber base
- 20%+ operating margins

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BRINK'S HOME SECURITY
FACTORS DRIVING GROWTH

- Market opportunities
  - Less than 25% market penetration
  - Expanded geographical presence
  - New products and services
- High quality customer service
- Long-term customer retention
- Competitive environment

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BAX GLOBAL
OVERVIEW

- Worldwide provider of specialized transportation and supply chain management services
- Strong brand
- $2 billion annual revenue
- Top tier multi-national customer base
- Turnaround well underway

BAX GLOBAL
FACTORS DRIVING GROWTH

- New operating management
- Mode-neutral capabilities
- High quality services
- Rapid global market growth
  - Value-added supply chain management services
  - Increased time-definite service requirements
  - Global customers/global needs
- Premium services/improving prices

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STRATEGY IMPLEMENTATION

- Exit Coal business
  - Evaluation assessment completed
  - Retaining advisors
- Contain "legacy" costs
  - VEBA established
  - Funding from asset sales
- Simplify capital structure
  - One stock - "PZB" - represents the New Pittston

NEW PITTSTON

- Leading positions in attractive growth markets
- Strong global franchises developed through high quality customer service
- Strong EVA discipline
- Positioned to deliver attractive financial returns

OVERVIEW

- Tracking stock elimination
  - Terms
  - Exchange mechanism
- Coal "legacy" liabilities
  - Sizing
  - VEBA
- Pro forma financials
- Financial expectations/goals

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TRACKING STOCK EXCHANGE

- Pre-established formula approved by shareholders in 1993 and 1996
- PZX and PZM holders receive PZB stock at 115% of Fair Market Value
- Fair Market Value calculated during 10 day trading period starting
  30 trading days prior to announcement
- PZB shares increase from about 39MM to about 49MM after exchange (for EPS)

TRACKING STOCK EXCHANGE

                                   Brink's		        BAX		         Minerals
                                  	(PZB)        	  (PZX)           (PZM)
Ten day average price*	            $18.92	         $7.98		          $1.34
15% premium				               	                    $1.19	           $0.20
Exchange price					                                $9.17	          	$1.54
Exchange ratio				                              	  .4848          		.0817

*(Oct. 22 - Nov. 4, 1999)

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COAL "LEGACY" LIABILITIES

- Retiree medical benefits
- Black lung benefits costs
- Workers' compensation
- Reclamation expenses

COAL "LEGACY" LIABILITIES
ESTIMATES (PRE-TAX)

($ millions)

Year end 1999 					            $575-$625
Annual expenses					             $40-$45
Annual cash flow requirement		   $55-$60

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COAL "LEGACY" LIABILITIES
PLANS FOR CONTAINMENT

- Transfer appropriate liabilities
- Fund through VEBA
- Continue to manage aggressively

VEBA

- Voluntary Employees' Beneficiary Association
- Tax-efficient funding vehicle, IRS qualified
- Initial funding in Q4 1999
- Additional funding from asset sales
- Incremental funding required over time

PITTSTON BALANCE SHEET

($ millions)

Cash and equivalents			          $  80
Total debt			                  		$ 485
Shareholders' equity			          $ 764

Investment grade credit	BBB/Baa3

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HISTORICAL PERFORMANCE

($ millions)

                          					     Actual		            	  Estimate
                          		 1996	   1997	     1998	         1999
Revenues
  Services	               		2,400	  2,760	    3,230	        3,600
  Minerals	  		               700	    630	      520	          400
Total		                    $3,100  $3,390	   $3,750	       $4,000

Operating profit (before corp. expenses and 1998 special charges)

  Services			                 167	    198	      187	         	212
  Minerals			                  21	     10	        2	          (37)
Total	                	     $ 188	  $ 208	    $ 189		       $ 175
EBITDA	   	                 $ 281   $ 317	    $ 315 	       $ 330
Pro forma EPS	              $2.10   $2.15	    $1.75	 	      $1.70


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FINANCIAL EXPECTATIONS

($ millions)

                                	Estimate		Forecast	   	3-5 Year
                                   1999		    2000	    	Growth Rate
Revenues
  Services		                      3,600		   3,950		       10-12%
  Minerals	                    	    400  	    400
Total		                          $4,000		  $4,350

Operating profit (before corp. expenses and special charges)

  Services		                        212		     250		       12-15%
  Minerals		                        (37)		    (35)
Total		                           $ 175		   $ 215
EBITDA		                          $ 330		   $ 400
Pro forma EPS	                    $1.70	    $2.00

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FINANCIAL GOALS

- Double-digit revenue and profit growth
- Consistent and predictable performance
- Margin improvement
- Investment grade credit rating
- Improved EVA

         Increase Shareholder Value